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                                                                    EXHIBIT 10.4

                           CERTIFICATE OF AMENDMENT

                 NEWPORT CORPORATION 1999 STOCK INCENTIVE PLAN


     The undersigned, Robert C. Hewitt, Secretary of Newport Corporation, hereby certifies as follows:

     1. Initially, 300,000 shares of common stock were reserved for issuance under the Newport Corporation 1999 Stock Incentive Plan (the "Plan").

     2. Pursuant to resolutions adopted by the Company's Board of Directors on May 17, 2000, the amount of shares reserved for issuance under the Plan was increased by 300,000 shares, to 600,000.

     3. Effective May 30, 2000, the Company effected a three-for-one split of its common stock, which, pursuant to the terms of the Plan, increased the number of shares of common stock reserved for issuance under the Plan to 1,800,000 shares (as constituted following the three-for-one stock split).


Dated: June 1, 2000                    /s/ Robert C. Hewitt
                                        _________________________________
                                        Robert C. Hewitt, Secretary
                                        Newport Corporation